Mergers and Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Mergers and Acquisitions
Mergers and Acquisitions
ETP Merger
As a result of the ETP Merger, we became a consolidated entity of ETP and applied “push down” accounting that required our assets and liabilities to be adjusted to fair value as of August 29, 2014, the date of the merger. Due to the application of “push down” accounting, our consolidated financial statements and certain footnote disclosures are presented in two distinct periods to indicate the application of two different bases of accounting between the periods presented. The periods prior to the ETP Merger are identified as “Predecessor” and the period after the ETP Merger is identified as “Successor”. For accounting purposes, management has designated the ETP Merger date as August 31, 2014, as the operating results and change in financial position for the intervening period is not material.
Management, with the assistance of a third party valuation firm, has determined the fair value of our assets and liabilities as of August 31, 2014. We determined the value of goodwill by giving consideration to the following qualitative factors:

•	synergies created from a reduction in workforce;

•	synergies created through increased fuel purchasing advantages, merchandising and improved “buying power” reflecting economies of scale; and

•
the consideration of the highest and best use of the assets through discussion amongst the management group, the qualitative characteristics of the assets acquired, observations from past transactions within the industry regarding the use of assets subsequent to the respective acquisitions, and senior management’s future plans for the assets acquired and the related forecasts.

Our identifiable intangible assets consist primarily of dealer relationships, the fair value of which were determined by applying a discounted cash flow approach which was adjusted for customer attrition assumptions and projected market conditions. The amount of goodwill recorded represents the excess of our enterprise value over the fair value of our assets and liabilities.
The following table summarizes the final “push down” accounting allocation to our assets and liabilities as of the date presented (in millions):

August 31, 2014
Current assets	$171
Property and equipment	273
Goodwill	590
Intangible assets	70
Other noncurrent assets	1
Current liabilities	(154)
Other noncurrent liabilities	(255)
Net assets	$696

Goodwill acquired in connection with the ETP merger is non-deductible for tax purposes.
Acquisitions
MACS Acquisition
On October 1, 2014, we acquired 100% of the membership interests of MACS from ETP for a total consideration of approximately $768 million, subject to certain working capital adjustments (the “MACS acquisition”). The consideration paid consisted of 3,983,540 newly issued common units representing limited partnership interests in the Partnership and $566 million in cash. We initially financed the cash portion of the MACS acquisition by utilizing availability under the 2014 Revolver (as defined in Note 11). A portion of the 2014 Revolver borrowing was repaid during the fourth quarter of 2014, using cash from proceeds of an equity offering. MACS has been determined to be the primary beneficiary of certain VIEs, and therefore the Partnership consolidates these VIEs.
The assets owned by MACS include approximately 100 company-operated retail convenience stores and 200 dealer-operated and consignment sites that were previously acquired by ETP. The combined portfolio includes locations in Virginia, Maryland, Tennessee and Georgia. The acquisition was accounted for as a transaction between entities under common control. Specifically, the Partnership recognized the acquired assets and assumed liabilities at their respective carrying values and no additional goodwill was created. The Partnership’s results of operations include MACS’ results of operations beginning September 1, 2014, the date of common control. As a result, the Partnership retrospectively adjusted its financial statements to include the balances and operations of MACS from August 31, 2014.
Included in our Successor results of operations for the period September 1, 2014 through December 31, 2014 is $509 million and $32 million of revenue and net income, respectively, related to the acquisition of MACS.
The following table summarizes the recording of the assets and liabilities at their respective carrying values as of the date presented (in millions):

August 31, 2014
Current assets	$97
Property and equipment	464
Goodwill	119
Intangible assets	91
Other noncurrent assets	48
Current liabilities	(45)
Other noncurrent liabilities	(187)
Net assets	587
Net deemed contribution	(21)
Cash acquired	(61)
Total cash consideration, net of cash acquired	$505

Goodwill acquired in connection with the MACS acquisition is deductible for tax purposes.
Aloha Acquisition
On December 16, 2014, we acquired 100% of the stock of Aloha, the largest independent gasoline marketer and one of the largest convenience store operators in Hawaii, with an extensive wholesale fuel distribution network and 6 fuel storage terminals on the islands (the “Aloha acquisition”). The adjusted purchase price for Aloha was approximately $267 million in cash, subject to a post-closing earn-out we have estimated at $18 million, and certain post-closing adjustments, and before transaction costs and other expenses totaling $3 million. As of December 31, 2016, we have recorded on our consolidated balance sheet under other non-current liabilities $15 million in remaining contingent consideration, which we based on the internal evaluation of the earnings level that Aloha is expected to achieve during the earnout period of December 16, 2014 through December 31, 2022. Approximately $14 million of the cash consideration was placed in an escrow account to satisfy indemnification obligations of the seller and certain environmental claims, pursuant to the terms of the purchase agreement. Included in our Successor results of operations for the period December 16, 2014 through December 31, 2014 is $25 million and $1 million of revenue and net income, respectively, related to the acquisition of Aloha.
Management, with the assistance of a third party valuation firm, determined the fair value of the assets and liabilities at the date of the Aloha acquisition. We determined the value of goodwill by giving consideration to the following qualitative factors:

•	synergies created through increased fuel purchasing advantages, merchandising and improved “buying power” reflecting economies of scale;

•	strategic advantages of Aloha due to its particular assets;

•	Aloha’s history;

•	the nature of Aloha’s products and services and its competitive position in the marketplaces; and

•	Aloha’s competitors in the geographically isolated market.
As a result of the finalization of the purchase price allocation during 2015, an adjustment of $49 million was made to reduce the amount of goodwill related to the Aloha acquisition and increase property and equipment and intangible assets offset by an increase in deferred tax liability.
The following table summarizes the final allocation of the assets and liabilities as of the date presented (in millions):

December 16, 2014
Current assets	$67
Property and equipment	128
Goodwill	106
Intangible assets	74
Other noncurrent assets	1
Current liabilities	(20)
Other noncurrent liabilities	(71)
Total consideration	285
Cash acquired	(31)
Contingent consideration	(18)
Total cash consideration, net of cash acquired and contingent consideration	$236

Goodwill acquired in connection with the Aloha acquisition is non-deductible for tax purposes.
Sunoco LLC and Sunoco Retail LLC Acquisitions
On April 1, 2015, we acquired a 31.58% membership interest and 50.1% voting interest in Sunoco LLC from ETP Retail Holdings, LLC (“ETP Retail”), an indirect wholly-owned subsidiary of ETP, for total consideration of $775 million in cash (the “Sunoco Cash Consideration”) and 795,482 common units representing limited partner interests in the Partnership, pursuant to a Contribution Agreement dated March 23, 2015, among the Partnership, ETP Retail and ETP (the “Sunoco LLC Contribution Agreement”). The Sunoco Cash Consideration was financed through issuance by the Partnership and its wholly owned subsidiary, Sunoco Finance Corp. (“SUN Finance”), of 6.375% Senior Notes due 2023 on April 1, 2015. The common units issued to ETP Retail were issued and sold in a private transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the terms of the Sunoco LLC Contribution Agreement, ETP guaranteed all of the obligations of ETP Retail.
On November 15, 2015, we entered into a Contribution Agreement (the “ETP Dropdown Contribution Agreement”) with Sunoco LLC, Sunoco, Inc., ETP Retail, our General Partner and ETP. Pursuant to the terms of the ETP Dropdown Contribution Agreement, we agreed to acquire from ETP Retail, effective January 1, 2016, (a) 100% of the issued and outstanding membership interests of Sunoco Retail, an entity that was formed by Sunoco, Inc. (R&M), an indirect wholly owned subsidiary of Sunoco, Inc., prior to the closing of the ETP Dropdown Contribution Agreement, and (b) 68.42% of the issued and outstanding membership interests of Sunoco LLC (the “ETP Dropdown”). Pursuant to the terms of the ETP Dropdown Contribution Agreement, ETP agreed to guarantee all of the obligations of ETP Retail.
Immediately prior to the closing of the ETP Dropdown, Sunoco Retail owned all of the retail assets previously owned by Sunoco, Inc. (R&M), an ethanol plant located in Fulton, NY, 100% of the issued and outstanding membership interests in Sunmarks, LLC, and all the retail assets previously owned by Atlantic Refining & Marketing Corp., a wholly owned subsidiary of Sunoco, Inc.
Subject to the terms and conditions of the ETP Dropdown Contribution Agreement, at the closing of the ETP Dropdown, we paid to ETP Retail $2.2 billion in cash on March 31, 2016, which included working capital adjustments, and issued to ETP Retail 5,710,922 common units representing limited partner interests in the Partnership (the “ETP Dropdown Unit Consideration”). The ETP Dropdown was funded with borrowings under a term loan agreement. The ETP Dropdown Unit Consideration was issued in a private transaction exempt from registration under Section 4(a)(2) of the Securities Act.
The acquisitions of Sunoco LLC and Sunoco Retail were accounted for as transactions between entities under common control. Specifically, the Partnership recognized the acquired assets and assumed liabilities at their respective carrying values with no goodwill created. The Partnership’s results of operations include Sunoco LLC’s and Sunoco Retail’s results of operations beginning September 1, 2014, the date of common control. As a result, the Partnership retrospectively adjusted its financial statements to include the balances and operations of Sunoco LLC and Sunoco Retail from August 31, 2014. Accordingly, the Partnership retrospectively adjusted its consolidated statement of operations and comprehensive income to include $2.4 billion of Sunoco LLC revenues and $25 million of net income for the three months ended March 31, 2015, $1.5 billion of Sunoco Retail revenues and $11 million of net income for the twelve months ended December 31, 2015 as well as $5.5 billion of Sunoco LLC and Sunoco Retail revenues and $73 million of net loss for the Successor period from September 1, 2014 through December 31, 2014. The equity of Sunoco LLC and Sunoco Retail prior to the respective acquisitions is presented as predecessor equity in our consolidated financial statements.
The following table summarizes the final recording of assets and liabilities at their respective carrying values as of August 31, 2014 (in millions):

	Sunoco LLC	Sunoco Retail	Total
Current assets	$1,107	$329	$1,436
Property and equipment	384	710	1,094
Goodwill	—	1,289	1,289
Intangible assets	182	294	476
Other noncurrent assets	2	—	2
Current liabilities	(641)	(146)	(787)
Other noncurrent liabilities	(7)	(340)	(347)
Net assets	$1,027	$2,136	$3,163
Net deemed contribution			(188)
Cash acquired			(24)
Total cash consideration, net of cash acquired (1)			$2,951

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(1)	Total cash consideration, net of cash acquired, includes $775 million paid on April 1, 2015 and $2.2 billion paid on March 31, 2016.
Goodwill acquired in connection with the Sunoco LLC and Sunoco Retail LLC acquisitions is non-deductible for tax purposes.
Susser Acquisition
On July 31, 2015, we acquired 100% of the issued and outstanding shares of capital stock of Susser from Heritage Holdings, Inc., a wholly owned subsidiary of ETP (“HHI”), and ETP Holdco Corporation, a wholly owned subsidiary of ETP (“ETP Holdco” and together with HHI, the “Contributors”), for total consideration of approximately $967 million in cash (the “Susser Cash Consideration”), subject to certain post-closing working capital adjustments, and issued to the Contributors 21,978,980 Class B Units representing limited partner interests of the Partnership (“Class B Units”) (the “Susser Acquisition”). The Class B Units were identical to the common units in all respects, except such Class B Units were not entitled to distributions payable with respect to the second quarter of 2015. The Class B Units converted, on a one-for-one basis, into common units on August 19, 2015.
Pursuant to the terms of the Contribution Agreement dated as of July 14, 2015 among Susser, HHI, ETP Holdco, our General Partner, and ETP (the “Susser Contribution Agreement”), (i) Susser caused its wholly owned subsidiary to exchange its 79,308 common units for 79,308 Class A Units representing limited partner interests in the Partnership (“Class A Units”) and (ii) the 10,939,436 subordinated units held by wholly owned subsidiaries of Susser were converted into 10,939,436 Class A Units. The Class A Units were entitled to receive distributions on a pro rata basis with the common units, except that the Class A Units (a) did not share in distributions of cash to the extent such cash was derived from or attributable to any distribution received by the Partnership from PropCo, the Partnership’s indirect wholly owned subsidiary, the proceeds of any sale of the membership interests of PropCo, or any interest or principal payments received by the Partnership with respect to indebtedness of PropCo or its subsidiaries and (b) were subordinated to the common units during the subordination period for the subordinated units and were not entitled to receive any distributions until holders of the common units had received the minimum quarterly distribution plus any arrearages in payment of the minimum quarterly distribution from prior quarters.
In addition, the Partnership issued 79,308 common units and 10,939,436 subordinated units to the Contributors (together with the Class B Units, the “Susser Unit Consideration”) to restore the economic benefit of common units and subordinated units held by wholly owned subsidiaries of Susser that were exchanged or converted, as applicable, into Class A Units. The Susser Unit Consideration was issued and sold to the Contributors in private transactions exempt from registration under Section 4(a)(2) of the Securities Act. Pursuant to the terms of the Susser Contribution Agreement, ETP guaranteed all then existing obligations of the Contributors.
The Susser Acquisition was accounted for as a transaction between entities under common control. Specifically, the Partnership recognized acquired assets and assumed liabilities at their respective carrying values with no additional goodwill created. The Partnership’s results of operations include Susser’s results of operations beginning September 1, 2014, the date of common control. As a result, the Partnership retrospectively adjusted its financial statements to include the balances and operations of Susser from August 31, 2014. Accordingly, the Partnership retrospectively adjusted its Consolidated Statement of Operations and Comprehensive Income to include $2.6 billion of Susser revenues and $18 million of net income for the period from January 1, 2015 through July 31, 2015 as well as $742 million of Susser revenues and $15 million of net loss for the Successor period from September 1, 2014 through December 31, 2014. Pre-Susser acquisition equity of Susser is presented as predecessor equity in our consolidated financial statements.
The following table summarizes the final recording of assets and liabilities at their respective carrying values as of the date presented (in millions):

August 31, 2014
Current assets	$217
Property and equipment	984
Goodwill	977
Intangible assets	541
Other noncurrent assets	38
Current liabilities	(246)
Other noncurrent liabilities	(842)
Net assets	1,669
Net deemed contribution	(702)
Cash acquired	(64)
Total cash consideration, net of cash acquired	$903

Goodwill acquired in connection with the Susser acquisition is deductible for tax purposes.
Emerge Fuels Business Acquisition
On August 31, 2016, we acquired the fuels business (the “Fuels Business”) from Emerge Energy Services LP (NYSE: EMES) (“Emerge”) for $171 million, inclusive of working capital and other adjustments, which was funded using amounts available under our revolving credit facility. The Fuels Business includes two transmix processing plants with attached refined product terminals located in the Birmingham, Alabama and the Greater Dallas, TX metroplex and engages in the processing of transmix and the distribution of refined fuels. Combined, the plants can process over 10,000 barrels per day of transmix, and the associated terminals have over 800,000 barrels of storage capacity.
Management, with the assistance of a third party valuation firm, determined the preliminary assessment of fair value of assets and liabilities at the date of the Fuels Business acquisition. We determined the preliminary value of goodwill by giving consideration to the following qualitative factors:

•	synergies created through increased fuel purchasing advantages and integration with our existing wholesale business;

•	strategic advantages of owning transmix processing plants and increasing our terminal capacity; and

•	competitors processing transmix in the geographic region.
Management is reviewing the valuation and confirming the results to determine the final purchase price allocation. As a result, material adjustments to this preliminary allocation may occur in the future.
The following table summarizes the preliminary recording of assets and liabilities at their respective carrying values as of the date presented (in millions):

August 31, 2016
Current assets	$26
Property and equipment	60
Goodwill	78
Intangible assets	23
Current liabilities	(16)
Net assets	171
Cash acquired	—
Total cash consideration, net of cash acquired	$171

Goodwill acquired in connection with the Emerge acquisition is deductible for tax purposes.
Other Acquisitions
On October 12, 2016, we completed the acquisition of convenience store, wholesale motor fuel distribution, and commercial fuels distribution businesses serving East Texas and Louisiana from Denny Oil Company (“Denny”) for approximately $55 million. This acquisition included six company-owned and operated locations, six company-owned and dealer operated locations, wholesale fuel supply contracts for a network of independent dealer-owned and dealer-operated locations, and a commercial fuels business in the Eastern Texas and Louisiana markets. As part of the acquisition, we acquired 13 fee properties, which included the six company operated locations, six dealer operated locations, and a bulk plant and an office facility. This transaction was funded using amounts available under our revolving credit facility with the total purchase consideration allocated to assets acquired based on the preliminary estimate of their respective fair values on the purchase date. Management, with the assistance of a third party valuation firm, is in the process of evaluating the initial purchase price allocation. As a result, material adjustments to this preliminary allocation may occur in the future. The acquisition preliminarily increased goodwill by $1 million.
On June 22, 2016, we acquired 14 convenience stores and the wholesale fuel business in the Austin, Houston, and Waco, Texas markets from Kolkhorst Petroleum Inc. for $39 million. The convenience stores acquired include 5 fee properties and 9 leased properties, all of which are company operated. The Kolkhorst acquisition also included supply contracts with dealer-owned and operated sites. This acquisition was funded using amounts available under our revolving credit facility with the total purchase consideration allocated to assets acquired based on the preliminary estimate of their respective fair values on the purchase date. Management, with the assistance of a third party valuation firm, is reviewing the initial valuation and confirming the results to determine the final purchase price allocation. As a result, material adjustments to this preliminary allocation may occur in the future. The acquisition preliminarily increased goodwill by $19 million.
On June 22, 2016, we acquired 18 convenience stores serving the upstate New York market from Valentine Stores, Inc. (“Valentine”) for $78 million. This acquisition included 19 fee properties (of which 18 are company operated convenience stores and one is a standalone Tim Hortons), one leased Tim Hortons property, and three raw tracts of land in fee for future store development. This acquisition was funded using amounts available under our revolving credit facility with the total purchase consideration allocated to assets acquired based on the preliminary estimate of their respective fair values on the purchase date. Management, with the assistance of a third party valuation firm, is reviewing the initial valuation and confirming the results to determine the final purchase price allocation. As a result, material adjustments to this preliminary allocation may occur in the future. The acquisition preliminarily increased goodwill by $42 million.
On December 16, 2015, we acquired a wholesale motor fuel distribution business serving the Northeastern United States from Alta East, Inc. (“Alta East”) for approximately $57 million (the “Alta East Acquisition”). This acquisition included 24 fee and 6 leased properties operated by third party dealers or commission agents, and two non-operating surplus locations in fee. The Alta East Acquisition also included supply contracts with the dealer-owned and operated sites. The Alta East Acquisition was funded using amounts available under our revolving credit facility with the total purchase consideration allocated to assets acquired based on the preliminary estimate of their respective fair values at the purchase date. Management, with the assistance of a third party valuation firm, determined the fair value of the assets at the date of acquisition. As a result, the acquisition increased goodwill by $19 million.
Additional acquisitions by the Partnership during 2015 totaled $66 million in consideration paid and preliminarily increased goodwill by $13 million.
The other acquisitions, including Denny, Kolkhorst, Valentine and Alta East, were all assets acquisitions, and any goodwill created from these acquisitions is deductible for tax purposes.
Pro Forma Financial Information
The combined results of our operations and those of Susser, Sunoco LLC, Sunoco Retail, MACS, and Aloha on a pro forma basis, as though all entities had been acquired on January 1, 2014, is revenue of $26.3 billion and net income attributable to partners of $88 million for the twelve months ended December 31, 2014. Pro forma adjustments include purchase accounting adjustments, interest expense, and related tax effects. This pro forma financial information is presented for informational purposes only and may not be indicative of the results of operations that would have been achieved had all acquisitions occurred on January 1, 2014.